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                                                                    Exhibit 10.2

                                   AMENDMENT
                                      TO
                       STRATEGIC STOCKHOLDERS AGREEMENT

     THIS AMENDMENT TO STRATEGIC STOCKHOLDERS AGREEMENT (the "Amendment") is made and entered into as of June 26, 2000 by and among HAIM SABAN ("Saban") and FOX BROADCASTING COMPANY, a Delaware corporation ("FBC").

                                   RECITALS
                                   --------

     1. The parties to this Amendment, together with FBC Sub, the SEI Entities and Allen, are parties to that certain Amended and Restated Strategic Stockholders Agreement dated as of August 1, 1997 (the "Stockholders Agreement"). Terms defined in the Stockholders Agreement which are not defined herein shall have the same meaning when used herein.

     2. The parties desire to, among other things, amend Section 7(a)(ii)(z) of the Stockholders Agreement, which currently read as follows:

        "(z) December 22, 2000 - notice must be given not later than 180 calendar days prior to December 22, 2000; or"

     3. Under the terms of Section 11(j) of the Stockholders Agreement, any of the terms of the Stockholders Agreement may be amended by (and only by) a written document executed by both Saban and FBC, and any such amendment or waiver executed by both Saban and FBC shall be binding upon all parties to the Stockholders Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing facts, and the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Section 7(a)(ii)(z). Section 7(a)(ii)(z) of the Stockholders Agreement is amended to read as follows:

        "(z) January 31, 2001 - notice must be given not later than December 31, 2000"

     2. Expeditious Closing.  The parties hereby agree that notwithstanding
        -------------------
anything to the contrary in the Stockholders Agreement or the Stock Ownership Agreement, if the Put Option is triggered by delivery of notice pursuant to the terms of Section 7(a)(ii)(z) of the Stockholders Agreement, the parties shall each use commercially reasonable efforts to close the exercise of the Put Option or Call Option, as applicable, as expeditiously as possible.

     3. Counterparts.  This Amendment may be executed in one or more
        ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same
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instrument. Each counterpart may consist of a number of copies of this
Amendment, each signed by less than all, but together signed by all, of the parties hereto. Either party may transmit by facsimile an executed counterpart of this Amendment to the other party hereto, which transmission shall constitute the execution and delivery of this Amendment by the party making such transmission. The party making such transmission shall promptly forward signed original counterparts to the other party to this Amendment.

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     Effect of Amendment. Except as expressly modified herein, all terms of the
Stockholders Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                   /s/ Haim Saban
                                   ------------------------------
                                   HAIM SABAN

                                   FOX BROADCASTING COMPANY
                                   By: /s/ Chase Carey
                                      ---------------------------
                                       CHASE CAREY


                                      Its:_______________________


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